EXHIBIT 32.1.1

SECTION 906
CERTIFICATION

I, John H. Schnatter, Founder, Chairman and Co-Chief Executive Officer of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Report on Form 10-K of the Company for the annual period ended December 26, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2011	/s/ John H. Schnatter
John H. Schnatter Founder, Chairman and Co-Chief Executive Officer